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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006
                                                         ----------------


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                         0-16362                 31-1221029
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352
                                                           ---------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.
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     On January 31, 2006, First Franklin Corporation's wholly-owned subsidiary,
The Franklin Savings and Loan Company, entered into Employment Agreement Extensions with each of Thomas H. Siemers, Daniel T. Voelpel, Gretchen J. Schmidt, Lawrence J. Spitzmueller, John P. Owens and Gregory W. Meyers, extending each of their existing employment agreements for an additional one-year period. As a result, the terms of their employment agreements will end on the following dates: Mr. Siemers' on October 23, 2009; Mr. Voelpel and Ms. Schmidt's on March 7, 2009; Messrs. Spitzmueller and Owens' on December 20, 2009; and Mr. Meyers' on August 15, 2009. The remaining provisions of the original employment agreements are unchanged and remain in full force and effect.

     Each of the Employment Agreement Extensions is attached hereto as an exhibit.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.
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     (a) and (b). Not applicable.

     (c) Exhibits.

        Exhibit No.                     Description
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           10.1      Employment Agreement Extension for Thomas H. Siemers

           10.2      Employment Agreement Extension for Daniel T. Voelpel

           10.3      Employment Agreement Extension for Gretchen J. Schmidt

           10.4      Employment Agreement Extension for Lawrence J. Spitzmueller

           10.5      Employment Agreement Extension for John P. Owens

           10.6      Employment Agreement Extension for Gregory W. Meyers





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FRANKLIN CORPORATION



                                  By: /s/ Daniel T. Voelpel
                                      -----------------------------------------
                                      Daniel T. Voelpel
                                      Vice President and Chief Financial Officer


Date:  January 31, 2006